RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2019
Related Party [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS
In the normal course of operations, Norbord enters into various transactions with related parties which have been measured at exchange value and recognized in the consolidated financial statements. The following transactions have occurred between Norbord and its related parties during the normal course of business.
Brookfield
As at December 31, 2019, total future costs related to a 1999 asset purchase agreement between the Company and Brookfield, for which Norbord provided an indemnity, are estimated at less than $1 million (December 31, 2018 – less than $1 million) and are included in other liabilities in the consolidated balance sheets.
Norbord periodically engages the services of Brookfield for various financial, real estate and other business services. In 2019, the fees for services rendered were less than $1 million (2018 – less than $1 million).
Other
Sales to Asian markets are handled by Interex Forest Products Ltd. (Interex), a cooperative sales company over which Norbord, as a 25% shareholder, has significant influence. In 2019, net sales of $71 million (2018 – $92 million) were made to Interex. At year-end, $4 million (December 31, 2018 – $2 million) due from Interex was included in accounts receivable. At year-end, the investment in Interex was less than $1 million (December 31, 2018 – less than $1 million) and is included in other assets.
Compensation of Key Management Personnel
The remuneration of Directors and other key management personnel was as follows:

(US $ millions)	2019	2018
Salaries, incentives and short-term benefits	$3	$4
Share-based awards	2	2
	$5	$6